UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X]

Pre-Effective Amendment No.    1

[ X

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Post-Effective Amendment No.

[      ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [      ]

Amendment No. 1

 [ X

 ]

(Check appropriate box or boxes.)

Simple Capital Trust

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(Exact name of Registrant as Specified in Charter)

One Apple Hill

Suite 316

Natick, MA 01760

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(Address of Principal Executive Office)

508-655-7948

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(Registrant’s Telephone Number, including Area Code)

Oriosto Medrano Santana

One Apple Hill

Suite 316

Natick, Massachusetts 01760

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(Name and Address of Agent for Service)

Registrant declares that it is registering an indefinite number or amount of its securities by this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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SIMPLE CAPITAL GLOBAL FUND

PROSPECTUS

July 25, 2007

Subject to completion. Information contained herein is subject to completion or amendment. A registration statement regarding these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

The Simple Capital Global Fund seeks long-term capital appreciation by investing primarily in common stocks worldwide.

The Fund does not impose sales charges or pay distribution fees.

As with all mutual funds, neither the Securities and Exchange Commission nor any other government agency has approved or disapproved these securities or determined if this Prospectus is complete or accurate.  Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

FUND SUMMARY	2
Investment Objective …….……………………………………………………………………….………	2
Principal Investment Strategies of the Fund .........………………………………………………………..	2
Investment Process ….…………….……………………………………………………………………...	2
Principal Risks of Investing in the Fund …………...…………………………………………………….	3
PERFORMANCE	4
Performance Table and Bar Chart ……………………………………………………………………….	4
FEES AND EXPENSES OF THE FUND	4
Shareholder Fees and Expense Table ……..…………………………………………………………….	4
Annual Fees and Expenses of the Fund ………………………………………………………………….	4
Example ………………………………………………………………………………………………….	4
MORE INFORMATION ABOUT THE FUND	5
Investment Objective …………….……………………………………………………………………….	5
Principal Investment Strategies of the Fund .........……………………………………………………….	5
Investment Selection Process …........…………………………………………………………………….	6
Additional Risks of Investing in the Fund ……………………………………………………………….	6
Disclosure of Portfolio Holdings …………………………………………………………………………	7
ORGANIZATION AND MANAGEMENT OF THE FUND	7
The Investment Adviser ……………………..……………………………………………………….	7
The Portfolio Managers …..………………………………………………………………………….	7
HOW TO BUY AND SELL FUND SHARES	8
Pricing of Fund Shares ……………………..……………………………………………………….	8
How to Buy Fund Shares ……..……………………………………………………………………….	9
How to Sell (Redeem) Fund Shares …….……………………………………………………………….	13
Dividends and Distributions ……………………………………………………………………………...	15
Frequent Purchases and Redemptions Policies ……………….………………………………………….	15
TAX IMPLICATIONS	15
FINANCIAL HIGHLIGHTS	16
MISCELLANEUOS INFORMATION	16

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide long-term capital appreciation.

Principal Investment Strategies of the Fund

The Fund intends to achieve its investment objective primarily by acquiring ownership interests, called common stocks or depository receipts, of good companies when their market price is significantly below the adviser’s estimate of their true worth. In selecting investments for the Fund, the adviser looks for companies with the following characteristics regardless of their market capitalization or geographic location:

(i)

Sustainable earning power;

(ii)

Capable and responsible management;

(iii)

Adequate return on equity;

(iv)

A strong financial condition; and

(v)

A market price significantly below intrinsic value.

The Fund’s adviser believes that such companies provide superior long-term profit opportunities and adequate protection against a permanent loss of capital.  The Fund may invest in large-, mid- and small-capitalization companies in both developed and emerging markets, including the United States, Europe, Latin America, and the Far East.

Under normal circumstances, the Fund will invest approximately 60% of its total assets in 10 or fewer companies with superior long-term prospects. The Fund will invest its remaining assets in special investment opportunities such as mergers, acquisitions, reorganizations, spin-offs, and liquidations.  A special opportunity arises where the market price of a company which is not otherwise suitable for long-term investment is substantially below the adviser’s conservative estimate of its true worth. The Fund will attempt to exploit such opportunities only if and when such opportunities arise and there is sufficient cash to take advantage of such opportunities.

Under preferable conditions, the Fund will have investments in at least three different countries and in several industries with different economic characteristics. The Fund, however, is not constrained with respect to the portion of its assets it can invest in any one country or industry.

Investment Process

The adviser applies a value-oriented fundamental research approach to evaluate individual companies for investment. This approach is designed to identify (a) valuation anomalies, whose implicit assumptions are inconsistent with a particular company’s long-term earnings prospects; (b) changes in key drivers that will lead to a significant increase in the financial community’s appraisal of the company; or (c) a catalyst that will cause the financial community to “price in” the company’s true worth or intrinsic value.  The process begins with a survey of a wide number of companies in order to select those that appear to be engaged in inherently sustainable businesses and whose securities seem underpriced. The adviser then gains an understanding of each selected company’s long-term business prospects and financial condition by studying each company’s annual reports, financial statements and other available information about the company and its business.  Based on this information the adviser selects those companies that meet its investment criteria and makes a conservative estimate of each of those companies’ intrinsic value.  The Fund then invests in those companies only when the market price of the company’s securities is significantly below the adviser’s appraisal of its intrinsic value. The process is the same for all companies, including small companies and emerging market companies.

The Fund expects to hold each investment for a reasonably long period of time , i.e., for as long as the fundamental business characteristics and financial condition of the companies invested in remain favorable. The Fund will sell all or part of its investments in a company only when the market price exceeds its estimated intrinsic value or a better investment opportunity arises.

Principal Risks of Investing in the Fund

The Fund’s share price will go up and down within a wide range. When you sell your shares of the Fund, they could be worth more or less than what you paid for them. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. In fact, you could lose money by investing in the Fund.

The principal reasons the price of the Fund’s shares can decline are:

•

Stock Market Risk . The prices of stocks in US and foreign markets in which the Fund invests may decline overall.  Stock markets go through periods of rising prices as well as periods of falling prices depending on investors’ perceptions about the economy, interest rates and the attractiveness of other investment vehicles such as bonds or real estate.

Country/Regional Risks .

•

Adverse changes in economic or market conditions, interest rate levels, and political events of the countries in which the Fund’s portfolio companies operate may negatively affect the value of your investment in the Fund.

•

Stock Selection Risks. The price of one or more of the stocks the Fund owns could decline due to the adviser's error in judgment as to the true value of the company or adverse company developments the adviser fails to anticipate.

•

Small Company Risks. The Fund may invest all or part of its assets in small companies whose total market capitalization is less than $1 billion (a small-cap) or  mid-size companies with total capitalization of less than $5 billion. Historically, small capitalization companies have experienced greater price volatility and less liquidity than large capitalization companies. This is so because small capitalization companies may not have the financial strength to sustain operating losses for a protracted period of time, which may cause them to cease operations and liquidate.

•

Non-Diversification Risks. The Fund is non-diversified. This means that the Fund will generally invest in a smaller number of companies than funds that are considered diversified under the federal securities laws. Diversified funds typically invest their assets in a larger number of securities than non- diversified funds. The Fund will generally invest a meaningful percentage of its assets in each company in which it invests. Consequently, each company may have a significant impact on the Fund’s total return. Holding a small number of companies may cause wider daily changes in the price of the Fund’s shares than if the Fund held stocks of a greater number of companies.

•

Foreign Securities Risks. To the extent the Fund invests in foreign companies, an investment in the Fund will carry additional risks. Foreign securities may be less stable than U.S. securities due to political instability, currency rate changes, lack of liquidity, differences in accounting standards and tax laws, exchange controls, and availability of information.

•

Emerging Markets Risk.

  The foreign securities risks are more significant in emerging markets such as Latin America, Eastern Europe and Asia. Security prices in emerging markets can be significantly more volatile than in developed markets, reflecting the greater uncertainties of investing in less established markets and economies. Additional risks include changes in currency exchange rates, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities.

For more detailed information about the risks associated with investing in the Fund, see “Risks” on page 9 below.

PERFORMANCE

Performance Table and Bar Chart

There is no performance information or bar chart for the Fund because, as of the date of this prospectus, the Fund has not completed a full calendar year of operation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Wire Redemption Fee	$20.00
IRA Custodian Fee	$8.00
Maximum Account Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees (1)	1.00%
Distribution and/or Service (12b-1) Fees (2)	none
Other Expenses (3)	0.40%
Total Annual Fund Operating Expenses	1.40%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year

$ 147

Three Years         $457

Since the Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

1.  The Fund pays Simple Capital a management fee for investment advisory services provided under a written contract. For the first five years of operation of the Fund, Simple Capital has agreed, in a separate Fee Waiver and Expense Limitation Agreement, to waive a portion of its management fee or reimburse the Fund to the extent necessary to limit the Fund’s total ordinary operating expenses (excluding nonrecurring account fees, fees on portfolio transactions such as exchange fees and interest on securities sold short, interest on securities bought on margin, taxes, brokerage commissions, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund's business)  at 1.40% of the Fund’s average daily net assets for each fiscal year.  During the first year of operations the Fund is not expected to incur any of the types of non-routine or extraordinary expenses that are carved out of the Fee Waiver and Expense Limitation Agreement. The Fund’s adviser may not recover any amount waived or reimbursed or any expenses paid on behalf of the Fund. The Fee Waiver and Expense limitation Agreement renews automatically for one year after the first five years unless the adviser notifies the Fund in writing within 60 days.

2.    12b-1 fees are ongoing fees charged by some mutual funds

 for the purpose of paying for qualifying shareholders servicing and/or distribution activities. The Fund does not incur 12b-1 fees or other distribution fees. In order to attract new investors to the Fund, the adviser may use a portion of its legitimate profits (i.e., Management Fee) to compensate solicitors, broker-dealers and other persons or institutions for distribution activities and referrals as permitted by law.

3.    Other Expenses include fees paid to the Fund’s custodian, transfer agent,  accountants, and other service providers.  Because this is a new fund, “Other Expenses” are based on estimated amounts for the Fund’s initial fiscal year.

MORE INFORMATION ABOUT THE FUND

Unless otherwise noted, the investment objectives and policies described below are non-fundamental and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days written notice.

Investment Objective. The Fund’s investment objective is to produce long-term capital appreciation.   More specifically, the Fund’s objective is to produce above average compounded annual returns over rolling five-year periods as compared to the S&P 500 Index. The Fund’s Board of Trustees may change the Fund’s investment objective without shareholder approval upon 60 days written notice.

There can be no guarantees that the Fund will achieve its investment objective.

Principal Investment Strategies of

the Fund .  The Fund intends to achieve its investment objective by investing primarily in common stocks and related securities (including options, warrants, preferred stocks and Depository Receipts of foreign companies). A common stock represents a proportionate share in all the future profits of a company. The price of a common stock is ultimately based on the success of the company's business, the value of its assets, the perception of investment community as to the future earnings of the company, and the general market appetite for similar securities.

The principal investment strategy of the Fund consists of investing in equity securities of companies that present the following characteristics:

1.

Sustainable earning power . The company operates in an industry or industries with inherent profitable characteristics and which is not likely to decline in the foreseeable future. In addition, the company must have one or more competitive advantages (patent protection, economies of scale, superior operating skills, or brand name recognition) that will allow it to maintain its revenue streams for the foreseeable future.

2.

Capable and responsible management . Company leaders committed to enhance the long-term value of the company regardless of short term market reactions.

3.

Adequate return on Equity . A demonstrated ability to generate revenue at an adequate profit for the foreseeable future.

4.

A strong financial condition . The ability to continue operations through an extended period of adversity or finance growth with internally generated funds, without the need to issue additional equity or borrow substantially;

5.

A market price significantly below its intrinsic value .  The market price of a company is significantly below its “ intrinsic value” when the price of its securities is at least 30% below the present discounted value of all the cash that an investor can reasonably expect to take out of that company for its remaining life. Companies presenting of these characteristics provide superior long-term profits potential and adequate protection against a permanent loss of capital.

The Fund’s adviser believes that investment opportunities meeting its selection criteria are often present in foreign markets, including emerging markets. Foreign markets are constantly undergoing fundamental social, political and economic changes which make it harder than in the US to value companies. These factors often result in significant investment opportunities. The adviser also believes that by investing a portion of its assets in different countries the Fund gains an added level of diversification against adverse developments in one country.

Under normal market conditions, around 60% of the Fund’s assets will be invested in the securities of 10 or fewer companies meeting the adviser’s selection criteria - preferably each company operating in businesses with different economic characteristics and based in at least three different countries.  The remaining 40% of the Fund’s total assets will be invested in temporary investment opportunities such as mergers, acquisitions, reorganizations, spin-offs, or other opportunities where the market price of a company not otherwise suitable for long-term investment is substantially below the adviser’s conservative estimate of its true worth. The Fund is not limited with respect to the percentage of its assets it can invest in any single company, industry or country, including no limitation in the amount it can invest in securities of small companies or companies in emerging markets.

Temporary Defensive Measures.  In response to adverse market or economic conditions, the Fund may take temporary defensive positions by holding a substantial portion of its assets in cash or cash equivalents . Such action would be inconsistent with its principal investment strategies. During such periods, the Fund may not be able to achieve its investment objective.

Investment Process. The adviser applies a value-oriented, bottom-up, fundamental research approach to evaluate individual companies for investment. This approach is designed to identify (a) valuation anomalies, whose implicit assumptions are inconsistent with a particular company’s earnings prospects; (b) changes in key drivers that will lead to a significantly increase in the financial community’s appraisal of the company; or (c) a catalyst that will cause the financial community to “priced in” the company’s true worth or intrinsic value. The investment selection process begins with a qualitative and quantitative screening of companies operating in businesses that the adviser believes are inherently sustainable. The adviser then gains an understanding of the company’s long-term business prospects, financial condition, and strategic advantages.  Based on this information the adviser makes a conservative estimate of the company’s intrinsic value.  The Fund will invest in a particular company only when the market price of the company’s securities is significantly below the adviser’s appraisal of its intrinsic value. The process is the same for all companies, including small companies and emerging market companies.

The Fund expects to hold each investment for a long period of time, i.e., for as long as the fundamental business characteristics and financial condition of the companies invested in remain favorable. The Fund will sell all or part of its investments in a company only when the market price significantly exceeds its estimated intrinsic value or a better investment opportunity arises.

Additional Risks of Investing in the Fund

An investment in the Fund involves risks similar to those of investing in common stocks or other equity mutual funds. The Adviser intends to actively manage risk in the portfolio as an integral part of the investment strategy and investment selection process. However, in addition to the principal risks described on page 5 of this Prospectus under “Principal Risks of Investing in the Fund,” the following risks can significantly affect your investment in the Fund:

New Investment Adviser Risk.   Simple Capital , LLC is a newly formed investment adviser with no operating history. The adviser and its employees have limited experience managing investment assets other than their own assets. The re is no guarantee that the Adviser will be able to produce satisfactory returns for the Fund or preserve the Fund’s assets.

New Fund Risk. The Fund may not attract sufficient assets under management to realize the economies of scale necessary to maintain a viable operation. If the Fund fails to raise sufficient assets, it could be liquidated at any time without shareholder approval and at a time that is not favorable for all of the Fund’s shareholders.

Investment Style Risks.   The Adviser’s approach and strategies cannot assure any given level of investment return or that the Fund’s investment objective will in fact be realized.  Accordingly, there can be no assurance that the investment strategy and process of the Portfolio Managers will prove successful when applied in the context of the Fund, that use of the strategies will necessarily result in profitability, or that the Fund will not incur losses. The Fund will often seek value in industries or countries that appear to be temporarily depressed. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio is available in the Fund’s Statement of Additional Information (SAI).

ORGANIZATION AND MANAGEMENT OF THE FUND

The Fund is organized as a series of the Simple Capital Trust (the “Trust”), a Massachusetts business trust. The Trust is overseen by a Board of Trustees (the “Board”) comprised entirely of independent trustees (that is, trustees who are no t affiliated with the investment adviser). The Board overseas the actions of the adviser and the officers of the Fund, and decides on general policies and the selection of certain service providers. The Board has a legal obligation to act in the best interest of the Fund’s shareholders.

The Investment Adviser

Simple Capital, LLC (“Simple Capital” or the “Adviser”), located at One Apple Hill, Suite 316, Natick, Massachusetts, serves as investment adviser to the Fund under a written management agreement (the “Advisory Agreement”) between the Adviser and the Trust on behalf of the Fund.  Simple Capital, formed as a Delaware Limited Liability Company in October 2005, is a newly formed investment adviser and has limited investment management experience. In addition to the Fund, Simple Capital intends to provide advisory services to other clients, including individuals , institutions and other collective investment vehicles. The executive officers of the Adviser have worked in the investment management industry for over ten years each, but never in a position which carried responsibilities for investing clients’ funds or making investment recommendations.  The Adviser’s limited money management experience may result in additional risks to Fund shareholders.

Under the Advisory Agreement, Simple Capital manages the investment portfolio of the Fund and administers its business affairs. Simple Capital is responsible for ensuring that the Fund is managed in accordance with its investment objectives and restrictions. Simple Capital, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary personnel and equipment necessary to manage the Fund.  For its services, the Fund pays Simple Capital an annual management fee equal to 1.00% of the Fund’s average daily net assets.  The Adviser has agreed to waive a portion of its fees or reimburse the Fund for the first five years of operation of the Fund to the extent necessary to limit overall Fund expenses at 1.40% of the Fund’s daily net assets.

After the Fund has commenced operations, a description of the basis for the board of directors approving the investment advisory contract with the Adviser will be available in the Fund’s annual and semi-annual reports.

The Portfolio Managers

Barry McNeil and Oriosto Medrano Santana are the portfolio managers (Portfolio Managers) of the Fund. They are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Barry McNeil is co-managing member and Chief Financial Officer of the Adviser. Mr. McNeil has been with the Firm since January 2007. Since 2002 Barry has worked for a software company where he overseas internet sales of financial management, Engineering and other software products.  Prior to that, he was a Market Research Analyst with a major financial services company.  He received a B.S. in criminal justice from Saint Anselm College.

Oriosto Medrano Santana is co-managing member and Chief Executive Officer of the Adviser.  He has been principal owner and president of the Adviser since its inception in October 2005.  Since 2004, he has been a regulatory consultant with a major financial industry service provider. For one year prior to that he w orked as an Examiner with the SEC. From January 2000 to August 2003 he worked as a legal assistant at a reputable law firm in Boston, and prior to that worked for two major financial service companies in various non-investment related roles. He received a B.S. in business administration from Suffolk University and a Juris Doctor Degree from Suffolk University Law School.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation and the Portfolio Managers’ ownership of securities in the Fund.

HOW TO BUY AND SELL

FUND SHARES

Simple Capital, LLC, the adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee out of its legitimate profits for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent permitted under applicable laws and regulations.  The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.  The adviser (not the Fund) may pay certain persons or institutions a fee for introducing clients to the adviser, even if such clients invest only in the Fund, to the extent permitted under applicable laws and regulations.

Pricing of Fund Shares

The price investors pay for buying shares of the Fund , and the price investors receive upon selling shares of the Fund, is called the Fund’s net asset value (“NAV”).  The NAV per share is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

The Fund is open for business each day the New York Stock Exchange (“NYSE”) is open, which is typically every business day except holidays.  The Fund’s NAV is generally calculated as of the close of trading on the NYSE, normally 4:00 p.m. Eastern time. All purchases, redemptions or reinvestments of Fund dividends will be priced at the next NAV calculated after your order is received in proper form by the Fund or its authorized agents. Your order must be received prior to the close of trading on the NYSE in order to be confirmed for that day’s NAV.

To the extent the Fund’s assets are traded in other markets on days when the NYSE is not open, the value of the Fund’s assets may be affected on those days. In addition, trading in some of the Fund’s assets may not occur in days when the Fund is open.

The Fund’s investments are valued on the basis of official closing prices or market quotations. If official closing prices or market quotations are not readily available, or if a securities value has been materially affected by events occurring after the close of the market in which the security is principally traded but before 4:00 p.m. eastern time, that security will be valued at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund’s Board of Trustees. The Fund may use an independent pricing service to determine the fair value of specific securities.

Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as “price arbitrage”). To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities by short-term traders, but there is no assurance the Fund’s fair valuation policies will prevent dilution of the Fund’s NAV.

        Important Information about Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, which includes mutual funds, to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account with the Fund, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents such as government issued identification or passports, and may ask for additional information and take other steps to verify your identify.  If you fail to provide us with requested information, we may be unable to open your account, or may have to close your recently opened account, or restrict activity in your account until the requested information is provided.

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders.  Applications will not be accepted unless they are accompanied by payment in U.S. funds.

How to Buy Fund Shares

You may purchase shares of the Fund directly from the Fund by mail, wire transfer or through brokerage firms or other financial institution s that have agreed to sell the Fund’s shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application).  See “ How to Open and Add to Your Account ” below. When you purchase shares from the Fund directly, you will not pay any sales charges or commissions. If you invest in the Fund through a financial intermediary, the financial intermediary may charge you a fee for this service.  Additionally, your financial intermediary may be the shareholder of record for your shares.  The Fund is not responsible for the obligations of the financial intermediary to you.

How to Open and Add To Your Account

If you are investing in the Fund for the first time, you must first establish an account b y completing the Account Application included with this Prospectus (To establish an IRA, complete an IRA Application).  If an Application is available, you may request one by calling 1-866-694-6672 toll-free, or download one at www.simplecapital.com.  Then simply complete and sign the Account Application, make a check payable to The Simple Capital Global Fund, and mail the Application and check to:

via U.S. mail	via overnight courier service
The Simple Capital Global Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	The Simple Capital Global Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

After you have established your account, you may make subsequent purchases by mail, wire transfer or telephone. You may also invest in the Fund through an automatic investment plan. Any questions you may have can be answered by calling the Fund, toll free, at 1-866-694-6672.

Types of Account Ownership

You can establish the following types of accounts by completing an Account Application:

Individual Account.	An account owned by one person.
Joint Account.	An account owned by two or more owners. Joint accounts are registered as “joint tenants with right of survivorship” unless you indicate otherwise (i.e., tenants in common, community property).
Uniform Gift to Minors Act/Uniform Transfer to Minors Act Account.

A Gift or Transfer to Minor (UGMA or UTMA) account is a custodial account managed for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application. An adult custodian administers the account.

Trust Account .

An account established to invest assets held in trust. Only an established trust can open a trust account.  You must send us a document that shows the names of each trustee, the name of the trust and the date of the trust (usually the trust agreement or declaration of trust).

Business Accounts Corporation and partnerships may also open an account .	The application must be signed by an authorized officer of the corporation or a general partner of a partnership.
IRA Accounts .	See “Tax-Deferred Plans” on page 10.

Minimum Investments

There are no minimum initial investment requirements.

Purchasing Shares by Mail

To purchase shares by mail, simply make a check or money order payable to: The Simple Capital Global Fund, include your account number, social security number or tax identification number on the check or money order, and mail it to:

via U.S. mail	via overnight courier service
The Simple Capital Global Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	The Simple Capital Global Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

Your purchase order will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order by the close of regular trading on the NYSE (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

The custodian will charge a $25.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

Purchasing Shares by Wire Transfer

To make an initial purchase of shares by wire transfer, take the following steps:

1.

Call 1-866-694-6672 to inform us that a wire is being sent.

2.

Obtain an account number from the Transfer Agent.

3.

Fill out, fax, and then mail the Account Application to the Transfer Agent.

4.

Ask your bank to wire funds to:

The Huntington Bank

ABA # 044000024

For Credit to the Simple Capital Global Fund

Acct # 1041040906

FFC (Your Name, Your Account #)

Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new Simple Capital Global Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans may also be tax deductible.  Tax-deferred accounts include retirement plans described below.  Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

The Huntington National Bank serves as the custodian for the tax-deferred accounts offered by the Fund. You may be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

Traditional IRA . An individual retirement account. Your contribution may or may not be deductible depending on your circumstances.  Assets can grow tax-deferred and distributions are taxable as income.

Roth IRA. An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

Spousal IRA.   An IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA . An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

Keogh or Profit Sharing Plans. These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions.

SIMPLE-IRA Plan . A SIMPLE IRA Plan allows businesses with less than 100 employees to offer tax-advantaged, company sponsored retirement plan. SIMPLE Plans are funded by employer contributions and can be funded by elective employee salary deferrals.

403(b) Plans. An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

401(k) Plans. Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis.  These accounts need to be established by the trustee of the plan.

Automatic Investment Plan

By completing the Automatic Investment Plan section of the Account Application, you may make automatic monthly or quarterly investments (i.e., $100 purchase per period) in the Fund directly from your bank account. An automatic investment plan is a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in Fund shares. You may only select this option if you have an account maintained at a U.S. financial institution which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the plan. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Transfer Agent at 1-866-694-6672.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the Per-Share NAV determined at the close of business on the day that the Transfer Agent receives payment through the ACH. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Fund may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.

The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund and/or the Transfer Agent has failed to follow procedures reasonably designed to prevent losses. However, if the Fund and/or the Transfer Agent fail to follow such procedures, it/they may be liable for such losses.

Miscellaneous Purchase Information

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic Fund transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

The Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Fund shares may not be qualified or registered for sale in all States. Shares of the Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. You should inquire as to whether shares of the Fund are available for offer and sale in your State of residence before sending money.

If you place an order for Fund shares through a financial institution such as a broker-dealer in proper form before 4:00 p.m. eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day only if the securities broker then transmits your order to the Transfer Agent in accordance with applicable transmission regulations or contractual restrictions.

The securities broker has a duty to transmit the order promptly to the Transfer Agent and is responsible for any losses resulting from its failure to transmit the order promptly. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of the order. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders received in such manner will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Sell (Redeem) Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Redemption requests should be mailed via U.S. mail to:	or by overnight courier service to
The Simple Capital Global Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	The Simple Capital Global Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order”. “Good Order” means that the request must include:

      1.    Your account number;

      2.    The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

      3.    The signatures of all account owners exactly as they are registered on the account;

      4.    Any required signature guarantees; and

      5.    Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.  The Fund has not reserved the right to redeem in kind.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)   if you change the ownership on your account;

(ii)  when you want the redemption proceeds sent to a different address than is registered on the account;

(iii) if the proceeds are to be made payable to someone other than the account’s owner(s);

(iv)  any redemption transmitted by federal wire transfer to your bank; and

(v)   if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more in Fund shares from a single shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in “Good Order”.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words “Signature Guarantee.”

By Telephone

You may redeem your shares in the Fund by calling the Transfer Agent at 1-866-694-6672 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that, with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days from purchase date, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $10.00) for outgoing wires.

Redemption at the Option of the Fund

The Fund reserves the right to redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption for any reason. The Fund will notify you of its decision to close your account and the reasons thereof at least 30 days prior to taking such action , thus affording you the opportunity to clarify or correct the issue. The Fund reserves this right because of the expense to the Fund and its shareholders of maintaining very small accounts or accounts trading in and out too frequently.

Address Changes

To change the address on your account, call the Transfer Agent at 1-866-694-6672 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, you should call the Transfer Agent at 1-866-694-6672 to determine what additional documents are required.

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements.  To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  The Fund expects that its distributions will consist primarily of capital gains .  You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash.

Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.   Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund.

You may change the manner in which your dividends are paid at any time. If you are interested in changing your election, you may call the Transfer Agent at 1-866-694-6672 or send a written notification to: The Simple Capital Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Frequent Purchases and Redemption Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Fund’s Board of Trustees discourages frequent purchases and redemptions of Fund shares by:

•

Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares; this includes purchase orders sent through an omnibus account.

The Fund does not accommodate frequent purchases and sales of Fund shares.  The right to reject an order applies to any order, including an order placed by a financial services organization. Although the Fund has taken steps to discourage frequent purchases and redemptions of the Fund shares, it cannot guarantee that such trading will not occur.

TAX IMPLICATIONS

The following is a general summary of the federal income tax consequences for the Fund and shareholders who are (i) individuals who are U.S. citizens or residents or (ii) domestic corporations.  You should consult your own tax advisor about the tax consequences of investment in the Fund in light of your particular tax situation.  You should also consult your own tax advisor about consequences under foreign, state, local or other applicable tax laws.

The Fund is organized as a Massachusetts business trust and will file an election to be taxed as a corporation for federal income tax purposes.  The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code By so qualifying, the Fund will not pay federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities and must file an election to be taxed as a RIC.  The Fund must also distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid in cash.

Dividends from investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. “Qualified divided income” distributed by the Fund is taxable as long-term capital gain, under current law.  Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.  For corporations investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction, provided that certain holding period requirements are met.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at a rate which is currently 28% (backup withholding) from your dividend, capital gain, and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price s of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A sale or redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

FINANCIAL HIGHLIGHTS

Financial information is not provided because, as of the date of this prospectus, the Fund has not commenced operations.

MISCELLANEOUS INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

According to the law of Massachusetts under which the Trust is organized, and the Declaration of Trust and by-laws of Simple Capital Trust, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Fund will not hold regular annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Fund will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the Investment Company Act of 1940, as amended.

The names “Simple Capital Global Fund” and “Simple Capital” are copyrighted trade names of the Investment Adviser and are used by the Trust with the Investment Adviser’s permission. The Trust may use such names indefinitely so long as the Investment Adviser is employed by the Trust. However, the Investment Adviser may withdraw permission to use such names at any time if it ceases to provide services to the Trust and/or Fund.

FOR MORE INFORMATION

Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance during the preceding fiscal year.  Once the Fund’s website is operational, the Fund will make its annual and semiannual reports available without charge, upon request, on its website.  The website is not yet operational.

Additional information about the Fund is available in the Fund’s Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated July 25, 2007, has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To receive information concerning the Fund, or to request a copy of the SAI or other documents relating to the Fund, please contact the Fund by calling toll free at 1-866-694-6672, or:

via U.S. mail or by overnight courier service to:	The Simple Capital Global Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

A copy of your requested document(s) will be sent to you within three business days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Fund’s Investment Company Act File No. is:   811-22054

THE SIMPLE CAPITAL TRUST

STATEMENT OF ADDITIONAL INFORMATION

of the

SIMPLE CAPITAL GLOBAL FUND

Dated July 25, 2007

Telephone: 1-866-694-6672

This Statement of Additional Information (SAI) is not a prospectus. It is intended to supplement, and should be read in conjunction with, the Prospectus of the Simple Capital Global Fund (the “Prospectus”) dated July 25, 2007. You may obtain a copy of the Prospectus, free of charge, by writing to Simple Capital, LLC, c/o Shareholder Services One Apple Hill, Suite 316, Natick, Massachusetts , or by calling the Trust at -1-866-694-6672.

TABLE OF CONTENTS

FUND HISTORY

………………………………………………………………………………………..     3

INVESTMENT STRATEGIES AND RISKS ……………………………………………………………………     3

Securities in Which the Fund may Invest

…………………………………………………………...     3

Investment techniques

………………………………………………………………………………     9

INVESTMENT RESTRICTIONS

………………………………………………………………………………     10

DISCLOSURE OF PORTFOLIO HOLDINGS

……………………………………………………………    11

MANAGEMENT OF THE FUND

………………………………………………………………………………     12

Board of Trustees

………………….……………………………………………………………    12

Principal Officers

……………………………………………………………………………….    13

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

…………………………………………    15

BROKERAGE ALLOCATION AND OTHER PRACTICES

…………………………………………………..    16

INVESTMENT ADVISORY AND OTHER SERVICES

…………………..………………………………    16

The Investment Adviser

……………………………………………………………………………….    16

The Custodian

…………………………………………………………………………………………    17

Transfer Agent, Administrator, and Fund Accounting Agent

……………...………………………….    18

Independent Public Accounting Firm

…………………………………………………………. …  18

PRIVACY POLICY

…………………………………………………………………………………………    19

PURCHASE REDEMPTION AND PRICING OF SHARES

…………………………………………………..    20

ADDITONAL TAX INFORMATION

………………………………………………………………………   20

FINANCIAL STATEMENTS

………………………………………………………………………………..   23

FUND HISTORY

The Simple Capital Trust (the “Trust”) was organized on February 12, 2007 as a Massachusetts Business Trust.  The Simple Capital Global Fund (the “Fund”) is currently the only series of the Trust.  The Fund is a non-diversified, open-end management investment company.

INVESTMENT STRATEGIES AND RISKS

The Prospectus describes the Fund’s principal investment strategies and risks . This SAI describes the Fund ’s non-principal investment strategies and risks .

The Fund may invest in a broad range of securities subject to its principal investment policies and restrictions. The type of securities and the percentage of the Fund’s total assets invested in each security will vary depending on where the Investment Adviser, Simple Capital, LLC (the “Investment Adviser”) perceives the most value at the time of investment.

Securities in Which the Fund may Invest

The following is a description of the types of securities the Fund may invest in and the principal risks associated with them. The following information regarding the securities the Fund may purchase supplements and should be read in conjunction with the Fund’s Prospectus.

Equity Securities: Common and Preferred Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights. A company may, but is not required to, pay a portion of their earnings to the owner or holder of their stock in the form of dividends. The amount and frequency of dividends on common stock are not fixed; they are made at the discretion of the company. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Fixed Income Securities

Although the Fund intends to be fully invested in equity securities, pending investment of cash balances or in certain other circumstances, the Fund may invest in the following types of fixed income securities:

Money Market Instruments and Other Securities. The Fund may invest in U.S. dollar and non-U.S. dollar denominated money market instruments and other securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions. The Fund may also invest in (1) money market instruments and other securities issued by international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (4) foreign corporations. Money market instruments in which the Fund may invest includes short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptance, and other short-term liquid instruments.

Government Securities. The Fund may invest in U.S. and foreign government securities. U.S. government securities include securities issued by the U.S. Treasury and by U.S. government agencies and instrumentalities. U.S. government securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. government securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.

No assurance can be given that the U.S. government would provide support if it were not obligated to do so by law. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Foreign government securities may include direct obligations, as well as obligations guaranteed by the foreign government.

Corporate Debt Obligations. The Fund may invest in U.S. and foreign corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Euro bonds).

The Fund may also invest in lower-rated or high-yield corporate debt obligations (commonly known as "junk bonds"). Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody's. Securities rated BBB by S&P are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Junk bonds generally offer a higher current yield than that available for higher-grade debt obligations. However, lower-rated debt obligations involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities.

These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of the Adviser to do so.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

Government Obligations

The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance:  (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following:  (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the instrumentality.  (Examples of agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, Small Business Administration and Fannie Mae).  No assurance can be given that the U.S. Government will provide financial support to the agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

Repurchase Agreements

The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the Fund’s credit guidelines. This technique offers a method of earning income on idle cash. A repurchase agreement is a type of loan in which the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund’s resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, including interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the Value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited.  The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the Fund’s credit guidelines.

Commercial Paper

The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.  The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor’s®, Prime-1 by Moody’s and F1 by Fitch.

Bank Instruments

The Fund may purchase bankers’ acceptances, certificates of deposit, time deposits, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.  The Fund may also invest in Eurodollar bonds and notes, which are obligations that pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. All of these obligations are subject to somewhat different risks than are the obligations of domestic banks or issuers in the United States. See “Foreign Securities.”

Foreign Securities

The Fund may, to a limited extent, purchase securities of foreign issuers and may invest in foreign currencies and obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign currencies, securities and obligations presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the return on such securities. Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A securities”). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Company’s Board of Directors (the “Board” or “Directors” or “Board of Directors”) or by the Manager pursuant to guidelines established by the Board of Directors. The Board or the Manager will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.

Real Estate Investment Trusts (REITS)

The Fund may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REIT’s and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the 1940 Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund’s aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.

Convertible Securities

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants

Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchase of warrants to not more than 5% of the value of its total assets.

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

 Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depository Receipts (“GDRs”), and European Depository Receipts (“EDRs”) (Collectively referred to in this document as ADRs). ADRs typically are issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depository receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Investment Techniques

The following information regarding the investment techniques in which the Fund may engage supplement the techniques and strategies described in the Prospectus, and should be read in conjunction with the Prospectus.  The Fund might not use, or may not have the ability to use, any of these strategies and there can be no assurance that any strategy that is used will succeed.

When-Issued Securities and Delayed Delivery Transactions

New issues of U.S. Treasury and Government securities are often offered on a when-issued basis.  This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.  The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  The Fund will segregate permissible assets at least equal at all times to the amount of the Fund’s when-issued and delayed-delivery purchase commitments.

Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.  Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s NAV.

When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities, and/or although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

To secure advantageous prices or yields, the Fund may purchase or sell securities for delayed delivery.  In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction.  The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date.  The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Borrowing Money

The Fund is permitted to borrow in an amount up to 33⅓% of the value of its total assets.  The Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by the Manager to be disadvantageous.  Under a reverse repurchase agreement, the Fund: (1) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities’ market value; and (2) agrees to repurchase the securities at a future date by repaying the cash with interest.  The Fund retains record ownership of the security involved including the right to receive interest and principal payments.  The Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC.  The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.  Except for these transactions, borrowings by the Find generally will be unsecured.  These transactions may increase the risk of potential fluctuations in the market value of the Fund’s assets.  In addition, interest costs on the cash received may exceed the return on the securities purchased.

Sales Securities  Short

The Fund may engage in short sales. When the Adviser believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

At any time that a Fund has an open short sale position, the Fund is required to segregate with the Custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on the deposits made with the broker or Custodian. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale - the Fund’s possible losses may exceed the total amount of deposits. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund’s investment in the security. For example, if the Fund purchases a $10 security, the most that can be lost is $10. However, if the Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to a Fund. In addition, because of the asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund shares.

IINVESTMENT RESTRICTIONS

Fundamental. The following limitations have been adopted by the Fund. These fundamental investment limitations may not be changed, without the consent of (a) 67% or more of the shares present at a meeting of shareholders of the Fund duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

1.

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry or group of industries. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. )

2.

Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

3.

Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this limitation debt instruments shall not be treated as loans. (A repurchase agreement is considered a loan and thus subject to the one-third limitation of this policy)

4.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

5.

Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

6.

Purchase or sell commodities.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

Non-fundamental.  The Fund, except as noted, has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed, without shareholder approval, in compliance with applicable law and regulatory policy.

1.

The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 20% of the value of the Fund’s net assets.

2.

The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

3.

The Fund shall not purchase oil, gas or mineral leases.

4.

The Fund will not purchase or retain the securities of any issuer if the officers or Trustees of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

5.

The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, as amended, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security

6.

The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Fundamental Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess within three days thereafter (not including Sundays and Holidays).

If the Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder’s then-current position and needs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

o     Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). These Official Reports are generally available within 60 days of the end of the Fund’s fiscal quarter.  Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

o     Information regarding Portfolio Securities and other information regarding the investment activities of the Fund may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is not providing portfolio information to any rating or ranking organizations.

o     These policies relating to disclosure of the Fund’s holdings of portfolio securities does not prohibit: (i) disclosure of information to the Investment Adviser , to other Fund service providers ( which are limited to the Fund’s transfer agent, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities) or where a contractual duty of confidentiality exists; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

•

The Chief Compliance Officer of the Fund (“CCO”) may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•

Neither the Investment Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Investment Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

•

The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to the compliance with these policies.

MANAGEMENT OF THE FUND

Board of Trustees and Officers of the Fund

The Trustees and officers of the Trust and their principal occupations during the past five years are shown below:

Disinterested Trustees:

Name, Age, and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Peter Delaney, 41 7 Oak Court, Poughkeepsie, NY 12603	Trustee	since inception of Fund and until a successor is elected and qualified	Founder and President, Staff Line, Inc., since 2000.	None
Jose P. Sanchez, 33 18 Union Street, Lawrence, MA 01841	Trustee	since inception of Fund and until a successor is elected and qualified	Engineer, Flir Systems, since 1996	None
Ryan Hanna, 36 11 Langdon Avenue, Watertown, MA 02472	Trustee	since inception of Fund and until a successor is elected and qualified	Securities Analyst, Cambridge Trust Company, since 2001	None

Principal Officers

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Oriosto Medrano Santana , 33 c/o Simple Capital, LLC One Apple Hill Suite 316 Natick, MA 01760	Chief Executive Officer and Chief Compliance Officer	since inception of Fund and until a successor is elected and qualified

Chief Executive Officer and Managing Member, Simple Capital, LLC – October 2005 through present; Consultant – BISYS Regulatory Services, 2004-2007; Examiner, U.S. Securities and Exchange Commission, 2003-2004, Paralegal, Hale & Dorr, LLP, 2001-2003

Barry McNeil, 35 c/o Simple Capital, LLC One Apple Hill Suite 316 Natick, MA 01760	Treasurer, Principal Accounting and Financial Officer	since inception of Fund and until a successor is elected and qualified	Chief Financial Officer and Managing Member, Simple Capital, LLC – January 2007 through present; The Mathworks 2002 through 2007 , John Hancock Financial Services 1995- 2002

Fund Governance

The Board of Trustees of the Fund oversees the management of the Fund. Pursuant to the Trust’s Agreement and Declaration of Trust, the Board of Trustees of the Trust supervises the affairs of the Trust as conducted by the Investment Adviser.  The Trustees are responsible for such matters as reviewing and approving fundamental operating, financial, and corporate governance policies; evaluating the Investment Adviser's performance; determining management fees; and reviewing and approving procedures for providing financial and operational information to the Board. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust or the Fund, including the Fund’s administrator, custodian, transfer agent and investment adviser.

The Trustees are elected to serve for an indefinite term until a successor is duly elected and qualified.

Committees of the Board of Trustees

The Board of Trustees of the Trust does not have any committees since all members of the Board are independent disinterested trustees. The full Board will consider all of the affairs of the Trust and the Fund normally conducted by similar boards of trustees or committees of such boards, including: (i) making nomination for Independent Trustees of the Trust, (ii) reviewing committee assignments and making recommendations regarding Trustee compensation (.  The Board does not have procedures for considering nominees recommended by shareholders); (iii) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; (iv) overseeing the election, compensation, retention and oversight of the work of the Trust's independent auditors and the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (v) ascertaining the independence of the Trustee’s independent auditors; and (vi) acting as liaison between the Trust’s independent auditors and the full Board of Trustees.  The Board has met once. The Trust’s President and Chief Financial Officer will assist the Board in establishing valuation policies and in reviewing valuations determined by the Adviser.

Disclosure of Security Ownership by Trustees

None of the Trustees (including their immediate family members) own any securities in the Fund.  No Trustee (including his/her immediate family members) owns any securities in the Investment Adviser or a related entity.

Board Considerations in Approving the Investment Advisory Agreement

In approving the investment advisory agreement between the Trust and Simple Capital, LLC (the “Investment Adviser”), the Trustees considered a number of factors which they considered material to the Agreement.  The Board concluded that the portfolio managers of the Investment Adviser were knowledgeable about investments, finance and economics, were experienced professionals that would perform their functions in a capable manner.  The Trustees considered the research and decision-making processes of the Investment Adviser and the portfolio management, the education, and experience of advisory personnel.  The Trustees examined the fees to be paid to the Investment Adviser and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Trustees sought and received assurances from the Investment Adviser that excessive and improper fall-out benefits or ancillary benefits would not accrue to the Investment Adviser as a result of the Investment Adviser’s relationship with the Trust. The Trustees also received information adequate to assure them of the financial capabilities of the Investment Adviser and that it would have adequate access to the books, records and transactions of the Fund to properly perform its duties. The Trustees did not assign any relative value to the factors it considered. Instead, they considered all such factors, taken as a whole.

Trustee Compensation

Fund officers are not compensated by the Fund.  All Trustees are “disinterested persons” of the Trust and may receive compensation for their services to the Trust in the amount of $250.00 per quarter.   Because this is a new Fund, the Trust has not yet paid any compensation to its Trustees. The amounts included in the table below are estimated for the current fiscal year, through April 2008. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

(1)	(2)	(3)	(4)	(5)
Name of Person, Position	Estimated Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Directors
Jose P. Sanchez	$1,000	0	0	$1,000
Ryan Hanna	$1,000	0	0	$1,000
Peter Delaney	$1,000	0	0	$1,000

Codes of Ethics

The Board of Trustees of the Trust has approved Codes of Ethics (the Codes) for the Trust and the Investment Adviser. The Codes govern the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund.  The Board is responsible for overseeing the implementation of the Trust’s Code. Copies of each Code have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of the Codes can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust at One Apple Hill, Suite 316, Natick, Massachusetts 01760, or calling toll free at 1-866-694-6672.

Proxy Voting Policies

The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Investment Adviser's proxy voting policy, client portfolio securities must be voted in the best interests of clients.

Normally, the Investment Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, Investment Adviser's clients' elections of directors, classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below. On issues not specifically addressed by the guidelines, the Investment Adviser will analyze how the proposal may affect the value of the Fund(s) holding the security and vote in accordance with what it believes to be the best interests of Fund shareholders.

The Adviser will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The Portfolio Managers as a team are charged with determining how the proxies will be voted applying the Adviser's policy guidelines. The Adviser's Chief Compliance Officer (CCO) or his designee field any potential conflict issues and documents voting determinations. The CCO may seek the input of other portfolio managers who may have particular familiarity with the matter to be voted. Any exception to policy guidelines must be documented in writing. The Adviser's CCO or his designee votes the proxies in accordance with determinations reached under the process described above.

Any employee of the Adviser who may have direct or indirect influence on proxy voting decision who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser's CCO. The Adviser's CCO will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by  (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or (4) presenting the conflict to the Board of Trustees of the Trust and obtaining direction on how to vote.

Information on how a Fund voted proxies of portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, through the Fund’s website at www.simplecapital.com, and (2) of the SEC’s website at www.sec.gov.

Control Persons and Principal Holders of Securities

The Adviser intends to purchase sufficient shares of the Trust to qualify the Fund for public offering in accordance with law, and will at that time be deemed to control the Fund. As a controlling shareholder of the Trust, the Investment Adviser will have the voting power to individually elect trustees and approve various material contracts, policies and procedures relating to the Trust.  No other person is known by the Fund to own beneficially 5% or more of the Fund’s outstanding equity securities.

Securities Ownership of Portfolio Managers

As of May 1, 2007, the effective day of this Registration Statement, the dollar range of securities beneficially owned by each portfolio manager in the Fund he manages is shown below:

Portfolio Manager	Dollar Range of the Portfolio’s Securities Owned
Oriosto Medrano Santana	Between $1,000 and $10,000

Barry McNeil	Between $1,000 and $10,000

Portfolio Managers Compensation

The Portfolio Managers receive no salary from the Fund. Their compensation is entirely paid for by the Investment Adviser and is currently based strictly on a percentage of the profits, if any, earned by the Investment Adviser during the year. In the future, each Portfolio Manager may receive a base salary plus a bonus based upon the attainment of a combination of personal, team, and firm goals. Each Portfolio Manager invests substantially all of their liquid investments in the Fund.

The Fund’s trustees do not own any of the Fund’s outstanding equity securities at inception.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Under the Advisory Agreement between the Trust and the Adviser, the Adviser is not obligated to maintain a trading desk to assist in selecting brokers and dealers or to execute portfolio transactions. In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a reasonable mark-up or markdown and in the case of brokerage transactions, at reasonable commission rates). The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid. Under its Advisory Agreement with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Fund. The Adviser will monitor any such payments to ensure that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Adviser considers any brokerage and research services provided in addition to pure execution. Such products and services may include statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not currently have any formal soft dollar arrangements with any broker-dealer. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

Simple Capital, LLC, One Apple Hill, Suite 316, Natick, Massachusetts 01760 (the “Investment Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"), on behalf of the Fund. Under the Advisory Agreement, the Investment Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and conducting the affairs of the Fund. Oriosto Medrano and Barry McNeil, each of whom owns more than 25% of the voting securities of the Investment Adviser, are co-managing members and controlling persons of the Investment Adviser.

The Advisory Agreement became effective on February 1 1, 2007 and continues until terminated (a) by either the Investment Adviser or the Fund by not more than sixty days’ written notice or (b) if not specifically approved at least annually by (i) a majority of the trustees or a majority of the shareholders or (ii) a majority of the disinterested Trustees, the Advisory Agreement will terminate upon the expiration of one year from the effective date of the last such continuance or the second anniversary of the contract execution, whichever is later. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its investment advisory services to the Fund, the Fund pays to the Investment Adviser a fee, computed monthly and paid quarterly, equal to the annual rate of 1.00% of the average daily net assets of the Fund.  The Investment Adviser has agreed in a separate Fee Waiver and Expense Limitation Agreement to waive a portion of its fee for the first five years of operation of the Fund to the extent necessary to cap overall Fund expenses at 1.40%.  Thereafter, the agreement renews for successive one year terms unless the Investment Adviser gives six months’ notice to the Fund.

The Investment Adviser may, in its sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Fund in accordance with the Fund’s investment objective, policies and restrictions as such are set forth in the Prospectus. The Investment Adviser will provide, through its own efforts, the services under this Agreement. The Investment Adviser further agrees that it:

(a)   will conform its activities to all applicable rules and regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agencies which may now or in the future have jurisdiction over its activities;

(b)   will place orders pursuant to good faith investment determinations for the Fund either directly with the respective issuers or with appropriate brokers and dealers. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Investment Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Investment Adviser’s evaluation of the broker-dealer’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided by the broker-dealer. Consistent with this obligation, when the Investment Adviser believes two or more brokers or dealers are comparable in price and execution, the Investment Adviser  may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, (II) brokers who are affiliated with the Trust or Investment Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to the Investment Adviser in principal transactions, and (III) brokers and dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to directed brokerage policies approved by the Board of Trustees designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts; and

(c)  will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

Other Accounts Managed

The Investment Adviser is currently responsible for the day-to-day management of one other account with an approximate value of $224,000.00.  The Investment Adviser and the Portfolio Managers may in the future provide day-to-day management of other series of Simple Capital Trust or to unaffiliated funds or to other client accounts using the same investment strategies of the Fund or different strategies.

Other Investment Management Activities of the Investment Adviser

The Fund is subject to a number of potential conflicts of interest.  The Adviser (or its affiliates) may in the future provide investment management services to other entities, including other funds that are series of Simple Capital Trust.  The Adviser and its affiliates may give advice and recommend securities to other managed accounts or investment funds which may differ from advice given to, or securities recommended or bought for, the Adviser, even though their investment objectives may be the same or similar.

The Adviser and its members, managers, officers and employees will devote as much of their time to the activities of the Fund as the Adviser deems necessary and appropriate.  By the terms of the Advisory Agreement, the Adviser and its members, managers, officers, employees, affiliates and associates may, for its or his own account, engage or possess interests in and conduct any business ventures, independently or with others, including without limitation, the ownership, operation and management of other securities ventures and/or companies and other investment related activities whether or not directly or indirectly competitive with the Fund.  These activities could be viewed as creating a conflict of interest in that the time and effort of the members, managers, officers and employees of the Adviser will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of other advisees of the Fund.  Neither the Fund nor the Fund’s Shareholders shall have any right in and to such independent ventures or the profits derived therefrom.

The Custodian

The Huntington National Bank, 7 Easton Oval, Columbus, Ohio 43219, serves as the Fund's custodian ("Custodian").  The Custodian acts as the Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

For services to the Trust, the Trust pays the Custodian a monthly fee based on the daily average gross assets of the Fund.  The fee is subject to a monthly minimum amount of two hundred and fifty dollars ($250.00).  In addition, the Trust pays the Custodian fees in connection with Fund transactions completed by the Custodian, as well as reimbursing the Custodian for expenses incurred by the Custodian.  Such fees are in addition to the monthly fee.  The Fund is charged by the Trust for the amount of the annual fees and any additional fees and expenses

The Custodian also serves as trustee/custodian to the IRA Accounts of the Fund.  In this capacity, the Custodian processes purchases and redemptions for holders of IRA Accounts, processes dividends and capital gain distributions, provides notification of distribution requirements, maintains account holder records, prepares periodic reports and filings and responds to written or telephonic inquires from account holders.

Transfer Agent and Fund Accounting Agent

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent ("Transfer Agent") for the Funds.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as, dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  MSS receives an annual fee from the Trust of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services. In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant ("Fund Accounting Agent"), MSS receives an annual fee from the Trust based on the average value of the Fund.

Independent Registered Public Accounting Firm

The firm of Sanville & Company, 1514 Old York Road, Abington, PA 19001, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2008.   Sanville & Company will perform an audit of the Trust’s initial financial statements and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust dated February 11, 2007 (the “Declaration of Trust”).  The Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts.  The fiscal year for the Trust ends on March 31.  The Trust operates as an open-end management investment company.  The Declaration of Trust authorizes the Board of Trustees, without shareholder approval, to divide Trust shares into various series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares. The Trust does not issue share certificates.  The Trust has established the “The Simple Capital Global Fund” as a separate series of the Trust.

The Declaration of Trust provides for the perpetual existence of the Trust.  The Trust, however, may be terminated at any time by vote of at least 50% of the shares of each Series entitled to vote and voting separately by Series or by the Trustees by written notice to the shareholders.  The Declaration of Trust further provides that the Trustees may also terminate any series thereof, upon written notice to the shareholders.

Each share of the Fund represents an equal proportionate interest in the Fund.  Shares are freely transferable and are entitled to dividends as declared by the Trustees.  Upon liquidation of the fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  Shareholders of the Trust will vote by series or class, except as otherwise required by the 1940 Act.  When the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular Fund or class, only the Shareholders of that fund or class shall be entitled to vote on such matter.  Matters affecting an individual fund include, but are not limited to, the investment objectives, policies and restrictions of that Series. Shares have no subscription, preemptive or conversion rights.  Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular Series are entitled to vote on matters affecting only that Series. Shares do not have cumulative voting rights.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders.  Further, upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  In addition, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.  Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.  Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new or existing series or sub-series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or Trustees.  The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet the obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.  The Declaration of Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which it shall been finally adjudicated that such person is liable to the Trust by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

PRIVACY POLICY

The Board of Trustees of the Trust has approved a privacy policy governing the types of information that may be disclosed about your account and the parties to whom, and the conditions under which, such disclosures may be made. Protecting your personal information is a priority for the Trust and the Trust’s privacy policy has been designed to support this objective. The Fund may collect non-public personal information from you in the following ways:

•

From information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and

•

From information arising from your investment in the Fund.

The Trust utilizes electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a “needs information only” basis to personnel utilizing this information to provide products or services to you.

The Trust does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Trust has entered into arrangements with the Investment Adviser to provide investment advisory, administrative, and other services, and the Fund may disclose information about you or information that you have provided to the Fund or the Investment Adviser in connection with the Investment Adviser’s responsibilities to the Fund. A copy of the Trust’s Privacy Policy will be delivered to you along with confirmation of your initial investment in the Fund and at least annually thereafter. A copy will also be sent to you, free of charge, at your request by writing to the Trust c/o the Investment Adviser, One Apple Hill, Suite 316, Natick, Ma 01760, or calling toll free at 1-866-694-6672.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchases and redemptions of the Fund’s shares will be made at net asset value (NAV). The Fund’s NAV is determined on days on which the New York Stock Exchange (NYSE) is open for trading. For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available (and any other assets) are valued at a fair market value as determined in good faith by the Investment Adviser, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The Fund is open for business on each day that the NYSE is open. The Fund’s share price or NAV is normally determined as of 4:00 p.m., Eastern Time. The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Fund must, among other qualifications, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder’s cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at a rate which is currently 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund’s dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Information about Portfolio Transactions

Decisions to buy and sell securities for the Fund are made by the Investment Adviser. The Fund does not have an internal trading desk facility and therefore will use outside brokers to place purchase and sale orders for portfolio securities for the Fund.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Investment Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Investment Adviser’s evaluation of the broker-dealer’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided by the broker-dealer.

The Investment Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Investment Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Investment Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Investment may feel that better prices are available from non principal market makers who are paid commissions directly.

The Investment Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of another advisory client, including a partnership or private account where principals and employees of the Investment Adviser have an interest, for the purpose of obtaining a more favorable transaction price. If an aggregated trade is not completely filled, then the Investment Adviser allocates the trade among the Fund and its other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Investment Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Investment Adviser to be fair and reasonable to the Fund and any other accounts involved. Since the Fund’s objectives will differ at times from those of other advisory clients, the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients.

          Personal Trading by the Portfolio Managers and Other Insiders

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust and the Investment Adviser have adopted Codes of Ethics restricting personal securities trading by certain persons who are affiliated with the Trust and/or the Investment Adviser. These Codes are on public file and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

Information about Performance Calculation

From time to time the Fund may quote total return figures. “Total Return” for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows: P(1+T)^[n] = ERV

Where: P = a hypothetical initial investment of $1000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of shares at the end of the period

From time to time the Fund also quote “Average Annual Total Return (After Taxes on Distributions)” for specified time periods of 1, 5 and 10 year intervals.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

P(1+T)^[n] = ATV

                D

Where: P = a hypothetical initial investment of $1000

       T = average annual total return (after taxes on distributions)

       n = number of years

       ATV  = ending value of a hypothetical $1,000 payment made at the

          D   beginning of the 1-, 5-, or 10 year period at the end of the 1-, 5- or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                  Yield =2[(A - B/CD + 1)^6-1]

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

In sales literature, the Fund’s performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

FINANCIAL STATEMENTS

THE SIMPLE CAPITAL GLOBAL FUND

A SERIES OF THE SIMPLE CAPITAL TRUST

Statement of Assets and Liabilities

July 19, 2007

Sanville & Company CERTIFIED PUBLIC ACCOUNTANTS
ROBERT F. SANVILLE, CPA MICHAEL T. BARANOWSKY, CPA JOHN P. TOWNSEND, CPA	1514 OLD YORK ROAD ABINGTON, PA 19001 (215) 884-8460 • (215) 884-8686 FAX	MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
140 EAST 45TH STREET NEW YORK, NY 10017 (212) 661-3115 • (646) 227-0268 FAX

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees

  of The Simple Capital Global Fund

  A Series of The Simple Capital Trust

We have audited the accompanying statement of assets and liabilities of The Simple Capital Global Fund, (“the “Fund”) a series of The Simple Capital Trust (the “Trust”) as of July 19, 2007.  This statement of assets and liabilities is the responsibility of the Fund’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The Simple Capital Global Fund, a series of The Simple Capital Trust as of July 19, 2007, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
July 19, 2007

THE SIMPLE CAPITAL GLOBAL FUND
A SERIES OF THE SIMPLE CAPITAL TRUST
Statement of Assets and Liabilities
July 19, 2007

ASSETS
Cash, at custodian bank	$100,000

LIABILITIES	-

Net Assets	$100,000

Net Assets Consist Of:
Shares of beneficial interest, unlimited authorized shares
10,000 shares issued and outstanding	$100,000

Net Assets	$100,000

Net asset value per share (based on shares of beneficial
interest issued and outstanding)	$10.00

The accompanying notes are an integral part of this financial statement.

SIMPLE CAPITAL GLOBAL FUND

A SERIES OF SIMPLE CAPITAL TRUST

Notes to Financial Statement

July 19, 2007

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  Simple Capital Global Fund (the “Fund”) is a non-diversified, open-end management investment company and is a series of Simple Capital Trust (the “Trust”), a Massachusetts business trust that was organized on February 12, 2007.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Trustees.

The Fund’s investment objective is to produce long-term capital appreciation.  More specifically, the Fund’s objective is to produce above average compounded annual returns over rolling five-year periods as compared to the S&P 500 Index.

The Fund may invest in a broad range of securities subject to its principal investment policies and restrictions. The type of securities and the percentage of the Fund’s total assets invested in each security will vary depending on where the Investment Adviser, Simple Capital, LLC (the “Investment Adviser”) perceives the most value at the time of investment.

The Fund has had no operations to date other than matters relating to its organizational matters and the sale of 10,000 shares of beneficial interest to its shareholder, who is affiliated with the Fund’s advisor, Simple Capital, LLC (“Simple Capital”), as indicated below:

Name	Relationship	Value Shares Purchased	Shares Purchased

Norma Gerrero	Member of Simple Capital, LLC the Advisor of the Trust.	$100,000	10,000

Security Valuations: The Fund’s investments are valued on the basis of official closing prices or market quotations. If official closing prices or market quotations are not readily available, or if a securities value has been materially affected by events occurring after the close of the market in which the security is principally traded but before 4:00 p.m. eastern time, that security will be valued at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund’s Board of Trustees. The Fund may use an independent pricing service to determine the fair value of specific securities.

Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as “price arbitrage”). To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities by short-term traders, but there is no assurance the Fund’s fair valuation policies will prevent dilution of the Fund’s NAV.

THE SIMPLE CAPITAL GLOBAL FUND

A SERIES OF SIMPLE CAPITAL TRUST

Notes to Financial Statement

July 19, 2007

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Equity securities. The Fund intends to be fully invested in equity securities. These securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities. The Fund may invest in money market instruments and other securities in U.S. dollar and non-U.S. dollar denominated money market instruments and other securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions. The Fund may also invest in (1) money market instruments and other securities issued by international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (4) foreign corporations includes short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptance, and other short-term liquid instruments.

The Fund may also invest in U.S. and foreign government securities, corporate debt obligations variable amount master demand notes, variable and floating rate securities, repurchase agreements, commercial paper, bank instruments, real estate investment trusts (REITS) as well as other investment companies, convertible securities warrants and depository receipts.

Money market instruments and other securities in which the Fund may invest generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees.

THE SIMPLE CAPITAL GLOBAL FUND

A SERIES OF THE SIMPLE CAPITAL TRUST

Notes to Financial Statement

July 19, 2007

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Short sales. The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes:

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.

MANAGEMENT AGREEMENT

The Fund has a management agreement (the “Management Agreement”) with Simple Capital, LLC (the “Advisor”) to furnish investment advisory and management services to the Fund.  The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00%.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities  sold  short;

taxes; and extraordinary expenses) at 1.40% of its average daily net assets for the first five years of the operations of the Fund.

THE SIMPLE CAPITAL GLOBAL FUND

A SERIES OF THE SIMPLE CAPITAL TRUST

Notes to Financial Statement

July 19, 2007

3.

ORGANIZATIONAL EXPENSES

The Advisor has agreed to absorb all initial organizational expenses of the Fund.

APPENDIX 1

PROXY VOTING POLICY

OF

THE SIMPLE CAPITAL GLOBAL FUND

PREFACE

Simple Capital Trust (the “Trust”) is registered with the Securities and Exchange Commission ( the Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Trust’s affairs are generally managed by its Board of Trustees (the “Board”).  The Board has delegated to the Investment Adviser the responsibility for voting all proxies related to securities held in the Fund’s investment portfolio. The Investment Adviser, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Trust’s shareholders. The Board or the Investment Adviser as its designated agent, consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or the Investment Adviser as its designated agent will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1.    General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various social and economic impacts such item may have on the Fund’s stated investment objectives. The Board or the Investment Adviser as its designated agent will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Trust’s shareholder value or core progressive values as determined by the Board or the Investment Adviser as its designated agent. The Board or the Investment Adviser as its designated agent will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Trust’s shareholders and the Fund’s mission.

2.    Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Trust believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or the Investment Adviser as its designated agent will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. The Board or the Investment Adviser as its designated agent will consider the following factors in deciding how to vote proxies relating to director elections:

In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or the Investment Adviser as its designated agent votes to re-elect the director(s). The Board or the Investment Adviser as its designated agent will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

•

Whether the slate of director nominees promotes a majority of independent directors on the full board - The Board and the Investment Adviser believe that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

•

A director nominee’s attendance at less than 75% of required meetings - frequent non-attendance at board meetings will be grounds for voting against re-election.

•

Existence of any prior SEC violations and/or other criminal offenses - The Board will not vote in favor of a director nominee who, to the Board or the Investment Adviser as its designated agent’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board. To this end, The Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or the Investment Adviser as its designated agent will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors. The Board or the Investment Adviser as its designated agent will vote in favor of proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, The Board or the Investment Adviser as its designated agent will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3.    Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or the Investment Adviser as its designated agent shall consider, without limitation, the following factors:

i. Corporate Defenses. Although the Board or the Investment Adviser as its designated agent will review each proposal on a case-by-case basis, the Board or the Investment Adviser as its designated agent will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or the Investment Adviser as its designated agent will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or the Investment Adviser as its designated agent will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or the Investment Adviser as its designated agent will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or the Investment Adviser as its designated agent will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or the Investment Adviser as its designated agent will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or the Investment Adviser as its designated agent will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or the Investment Adviser as its designated agent will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Auditors. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, The Board or the Investment Adviser as its designated agent generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or the Investment Adviser as its designated agent is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4.    Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or the Investment Adviser as its designated agent will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or the Investment Adviser as its designated agent will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.    Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or the Investment Adviser as its designated agent will consider the following factors:

•

Whether the proposal is consistent with the core progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad;

•

The percentage of assets of the company that will be devoted to implementing the proposal;

•

Whether the issue is more properly dealt with through other means, such as through governmental action;

•

Whether the company has already dealt with the issue in some other appropriate way; and

•

What other blue companies have done in response to the issue.

The Board will support shareholder proposals that seek to create good corporate citizenship. The Board or the Investment Adviser as its designated agent will evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain a blue company. The Board or the Investment Adviser as its designated agent will vote in favor of proposals that promote core progressive values as determined by the Board or the Investment Adviser as its designated agent.

PROXY VOTING PROCEDURES OF THE SIMPLE CAPITAL GLOBAL FUND

1.    The Proxy Voting Officer

The Investment Adviser hereby designates the Chief Executive Officer as the person responsible for voting all proxies relating to securities held in the Fund’s accounts (the “Proxy Voting Officer”). The Proxy Voting Officer shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer’s belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 3 below.

2.    Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Trustee, Officer, Investment Adviser, Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”). Conflict of interest transactions include, but are not limited to, situations where:

•

an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s);

•

an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•

an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

•

an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.    Report to the Board of Trustees

The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.    Responding to Fund Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Trust shall, not later than July 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through the Trust’s website. The Trust’s website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Trust’s toll-free number as listed in its current prospectus. The Trust shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.    Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

•

copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•

a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

•

the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•

copies, if any, of any waiver request submitted to the Board along with the Board’s final determination relating thereto;

•

copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board’s final determinations relating thereto;

•

copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•

copies of all votes cast;

•

copies of all quarterly summaries presented to the Board; and

•

copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Trust pursuant to applicable rules and regulations promulgated under the 1940 Act.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)   Agreement & Declaration of Trust, dated February 11, 2007 (a).

(b)   By-Laws-- By-Laws of Simple Capital Trust, dated February 11, 2007 (a).

(c)   Instruments Defining Rights of Security Holders-- Reference is made to the Trust’s Agreement & Declaration of Trust (a).

(d)   Investment Advisory Contracts—

Management Contract between Registrant & Simple Capital, LLC, dated June 10, 2007 -- filed herewith as Exhibit 23D(1).

Amended and Restated Fee Waiver and Expense Limitation Agreement between Registrant & Simple Capital, LLC, dated June 10, 2007 – filed herewith as Exhibit 23D(2).

(e)   Underwriting Contracts – None

(f)   Bonus or Profit Sharing Contracts-- None

(g)   Custodian Agreements— Custody Agreement between the Registrant and The Huntington National Bank is filed herewith Exhibit 23G

(h)   Other Material Contracts --

Transfer Agent Agreement between the Registrant and Mutual Shareholder Services, LLC is filed herewith as Exhibit 23H(1).

Accounting Services Agreement between the Registrant and Mutual Shareholder Services, LLC is filed herewith as Exhibit 23H(2).

(i)   Legal Opinion & Consent--- Legal Opinion of Counsel (a).

(j)   Other Opinions—Consent of Sandville & Company is filed herewith as Exhibit 23(j)

(k)   Omitted Financial Statements—  filed herewith as exhibit 23(k).

(l)   Initial Capital Agreements (a).

(m)   Rule 12b-1 Plan - None

(n)   Rule 18f-3 Plan - None

(o)   Power of Attorney filed herewith as Exhibit O

(p)   Codes Of Ethics – Filed herewith as Exhibits P1, P2 and P3.

_____________________________________________________________________________________________

(a)

Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 24, 2007 (File No. 333-142326).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Fund.

ITEM 25. INDEMNIFICATION

(a) General. The Trust’s Agreement and Declaration of Trust and By-Laws provide that no Trustee or officer of the Trust shall be personally liable to the Trust or the holders of shares for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and each Trustee and officer shall be indemnified by the Trust; provided, however, that nothing herein contained shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(b) Disabling Conduct. No Trustee or officer shall be protected against any liability to the Trust or its shareholders if such Trustee or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

(c) Expenses.  Expenses, including counsel fees so incurred by any such Trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Trustee to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided, however, that either (a) such Trustee shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Trustee will be found entitled to indemnification under this Declaration of Trust.

(d) Insurance. To the fullest extent permitted by law and the 1940 Act, the Trust may purchase and maintain insurance on behalf of any officer or Trustee of the Trust, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Trust would have the power to indemnify him or her against such liability.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See the Prospectus, generally and the Statement of Additional Information section entitled “Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 27. PRINCIPAL UNDERWRITER

None

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Road, Suite 400, Broadview Heights, Ohio 44147-4003, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian at 7 Easton Oval, Columbus, Ohio 43219.

ITEM 29. MANAGEMENT SERVICES

The substantive provisions of the agreements between the Registrant and the Investment Adviser, Principal Underwriter and Transfer Agent, Custodian and Administrator are discussed in Part B hereof.

ITEM 30. UNDERTAKINGS

Registrant undertakes to comply with section 16(c) of the Investment Company Act of 1940.  Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.  Since the Fund intends to raise its initial capital under section 14(a)(3), Registrant undertakes to file an amendment to this registration statement to provide certified financial statements showing the initial capital received before Registrant will accept subscriptions from more than 25 persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Initial Registration Statement on Form N-1A to be signed on its behalf by the undersigned, hereunto duly authorized in Natick, Massachusetts on the 18th day of July, 2007.

                                The Simple Capital Trust

                                /s/ Oriosto Medrano Santana

                                 _____________________________

                                By: Oriosto Medrano Santana

                                 Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.  Each person whose signature appears below hereby constitutes Daniel Adamson such person’s true and lawful attorney, with full power to him to sign for such person and in such person’s name and capacity indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person’s signature as it may be signed by said attorney to any and all amendments:

/s/ Oriosto Medrano Santana Oriosto Medrado Santana	Principal Executive Officer	July 18, 2007
/s/ Barry McNeil Barry McNeil	Principal Accounting Officer	July 18, 2007
/s/ Jose P. Sanchez * Jose P. Sanchez	Trustee	July 18, 2007
/s/ Ryan Hanna * Ryan Hanna	Trustee	July 18, 2007
/s/ Peter Delaney * Peter Delaney	Trustee	July 18, 2007
*	Executed by Oriosto Medrano Santana pursuant to a power of attorney filed herewith.